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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

                               BV FINANCIAL, INC.
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                (Name of Registrant as Specified In Its Charter)


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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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        pursuant to Exchange Act Rule 0-11(set forth the amount on which the
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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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        4)      Date Filed:
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                       [BV Financial, Inc. Letterhead]


October 21, 2005


Dear BV Financial, Inc. Stockholder:

      We recently mailed you proxy material in connection with our upcoming Annual Meeting of Stockholders to be held on November 8, 2005. According to our records, we have not yet received your proxy.

      IT IS VERY IMPORTANT that your shares be voted, regardless of the number of shares you own.

      Please take a moment to VOTE your shares by returning the enclosed proxy in the envelope provided. If your shares are held with a broker or bank, you can also vote by telephone or the internet by following the enclosed instructions. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A "FOR" VOTE ON ALL PROPOSALS.

      Please disregard this letter if you already voted your shares. Thank you for your cooperation and support.


Sincerely,

/s/ Edmund T. Leonard                     /s/ Carolyn M. Mroz

Edmund T. Leonard                         Carolyn M. Mroz
CHAIRMAN OF THE BOARD AND                 PRESIDENT AND CHIEF EXECUTIVE OFFICER
CHIEF FINANCIAL OFFICER